                                                                      EXHIBIT 21

                              LIST OF SUBSIDIARIES

                                                                    DATE OF
                                                      SITE OF     ACQUISITION/     CURRENT PRINCIPAL BUSINESS
                                                   INCORPORATION   FORMATION                ACTIVITY
                                                   -------------  -----------  ----------------------------------
100% OWNED SUBSIDIARIES
Avenel Executive Park Phase II, Inc.                 Maryland        1987             Real Estate Partner
BFS Funding Corporation                              Maryland        1988              Corporate Nominee
The Chase Restaurants, Inc.                           Georgia        1985                   Inactive
Circle 75 Health Club, Inc.                           Georgia        1985                   Inactive
Circle 75 Hotel Corp.                                 Georgia        1980                   Inactive
Commerce Center Development Corp.                     Florida        1980              Office Park Owner
Crosstown Shopping Center, Inc.                      Oklahoma        1991                   Inactive
Crystal City Hospitality Corp.                       Virginia        1986                 Hotel Owner
Dearborn Corporation                                 Delaware        1992          Office Bldg. & Land Owner
Dulles Airport Hotel Corp.                           Virginia        1986                   Inactive
Dulles Hospitality Corp.                             Virginia        1986                   Inactive
Flagship Centre Corporation                          Maryland        1985                  Land Owner
French Market Mall, Inc.                             Oklahoma        1991                   Inactive
MHC Airport Inn, Inc. (a)                            New York      1980/1976             Hotel Operator
MHC Corporation                                      Maryland      1980/1974             Hotel Operator
NVA Development Corporation                          Virginia        1984         Gen'l Part/Real Est. P/ship
PDS Development Corporation                           Florida        1979                   Inactive
Peachtree/Northeast Corp.                             Georgia        1979              Office Park Owner
Perimeter Hotel Corp.                                 Georgia        1985                   Inactive
Pueblo Hotel Corp.                                   Colorado        1985                 Hotel Owner
Rochester Airport Hotel Corp.                        New York        1986                   Inactive
Satellite Blvd. Hotel Corp.                           Georgia        1985                   Inactive
Scope Hospitality Corporation                        Virginia        1986                 Hotel Owner
Sharonville Hotel Corporation                          Ohio          1986                   Inactive
Sullyfield Corporation                               Virginia        1984                   Inactive
Timber Resources, Inc.                               Delaware        1988                   Inactive
Town Centre Corporation                               Kansas         1985                   Inactive
Tysons Corner Hospitality Corp.                      Virginia        1986                   Inactive
Wheeler Road, Inc.                                   Maryland        1992                   Inactive
800 Building, Inc.                                    Georgia        1985                   Inactive
900 Corporation                                       Georgia        1979              Office Bldg. Owner
1100 Corporation                                      Georgia        1979              Office Bldg. Owner
1113 Corporation                                      Florida        1984         Gen'l Part/Real Est. P/ship

80% OWNED SUBSIDIARY
Chevy Chase Bank, FSB                              United States     1969                 Savings Bank
Continued on Following Page

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(a)   Subsidiary of MHC Corporation.

                                                                       DATE OF
                                                         SITE OF     ACQUISITION/     CURRENT PRINCIPAL BUSINESS
                                             NOTE     INCORPORATION   FORMATION                ACTIVITY
                                           ---------  -------------  -----------  ----------------------------------
80% OWNED SUBSIDIARIES
Ashburn Village Development Corporation       (A)       Maryland        1991           Real Estate Owned (REO)
Bailey's Corporation                          (A)       Maryland        1993                     REO
Balmoral Golf Corporation                     (A)       Maryland        1992                     REO
Bondy Way Development Corporation             (A)       Maryland        1990                     REO
Brambleton Land Corporation                   (A)       Maryland        1977                     REO
Brooke Manor Land Corporation                 (A)       Maryland        1990                     REO
Brookshire Manor Corporation                  (A)       Maryland        1992                     REO
B. F. Saul Mortgage Company                   (A)       Maryland        1984               Loan Originator
CCRE,Inc.                                     (B)       Maryland        1984                     REO
Cherrytree Corporation                        (A)       Maryland        1993                     REO
Chevy Chase Insurance Agency, Inc.            (A)       Maryland      1985/1971            Insurance Agency
Chevy Chase Mortgage Company                  (A)       Maryland        1972                   Inactive
Chevy Chase Securities, Inc.                  (A)       Maryland        1984           Securities Broker/Dealer
Colt's Neck, Inc.                             (A)       Maryland        1992                     REO
Country Roads Property Corp.                  (A)       Maryland        1992                     REO
Crossing, Inc.                                (A)       Maryland        1992                     REO
Duvall Village Corporation                    (A)       Maryland        1992                     REO
First Balmoral Corp.                          (A)       Maryland        1991                     REO
Glen Road Property Corp.                      (A)       Maryland        1992                     REO
Goldsboro Heights Property Corp.              (A)       Maryland        1992                     REO
Great Seneca Development Corporation          (A)       Maryland        1991                     REO
Group Investment Corporation                  (B)       Maryland        1986             Real Estate Finance
Inglewood Corporation                         (A)       Maryland        1990                     REO
Jayselle Corporation                          (A)       Maryland        1992                     REO
MVEP Corporation                              (A)       Maryland        1993                     REO
Manor Investment Company                      (A)       Maryland        1971      Real Estate Ownership/Development
Marbury I Corporation                         (A)       Maryland        1991                     REO
Marbury II Corporation                        (A)       Maryland        1991                     REO
Marlboro Square, Inc.                         (A)       Maryland        1992                     REO
North Ode Street Development Corporation      (B)       Maryland        1981       Real Estate Finance/Development
Oak Den, Inc.                                 (A)       Maryland        1991                     REO
Old Chapel Corporation                        (A)       Maryland        1992                     REO
One and Two Centre Park, Inc.                 (A)       Maryland        1992                     REO
PMC Corporation                               (A)       Maryland        1991                     REO
Presley Corporation                           (A)       Maryland        1993                     REO
Primrose Development Corporation              (A)       Maryland        1990                     REO
Ridgeview Centre Corp.                        (A)       Maryland        1992                     REO
Ronam Corporation, Inc.                       (B)       Maryland        1986                 Real Estate
Seven Lakes Development Corporation           (A)       Maryland        1991                     REO
Shoppes of Jefferson, Ltd.                    (A)       Virginia        1991                     REO
Sidebay, Ltd.                                 (A)       Virginia        1991                     REO
Six Commerce Park Corp.                       (A)       Virginia        1991                     REO
Sully Park Corporation                        (A)       Maryland        1990                     REO
Sully Station Corporation                     (A)       Maryland        1990                     REO
Summit 66 Corporation                         (A)       Maryland        1991                     REO
Sycolin-Leesburg Corporation                  (A)       Maryland        1992                     REO
Technology Trading Corp.                      (A)       Maryland        1991                     REO
Terminal Drive Properties Corporation         (A)       Maryland        1991                     REO
Wister Corp.                                  (A)       Maryland        1992                     REO
Wisteria Corporation                          (A)       Maryland        1991                     REO
11440 Commerce Park Corp.                     (A)       Virginia        1991                     REO

- ------------------------------
(A)   Subsidiary of Chevy Chase Bank, F. S. B.
(B)   Subsidiary of Manor Investment Company.